UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
June 25, 2015
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Property Acquisitions
On June 11, 2015 (the “BT Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”) acquired a 304-unit multifamily residential community located in Aurora, Colorado, commonly known as Bella Terra at City Center Apartments (the “Bella Terra Property”). On June 25, 2015 (the “Hearthstone Closing Date”), the Company acquired a 360-unit multifamily residential community also located in Aurora, Colorado, commonly known as Hearthstone at City Center Apartments (the “Hearthstone Property”). The Bella Terra Property and the Hearthstone Property were acquired from selling entities ultimately controlled by the same entity (the “Seller”) and are located in the same geographic area. For purposes of this Form 8-K, the Company views the acquisition of the Bella Terra Property and the Hearthstone Property as a series of related transactions with respect to an acquisition of a portfolio of properties.
Acquisition of the Bella Terra Property
On the BT Closing Date, the Company, through STAR Bella Terra, LLC (“STAR Bella Terra”), an indirect wholly-owned subsidiary of the Company, acquired from the Seller a fee simple interest in the Bella Terra Property. On the BT Closing Date, Steadfast Asset Holdings, Inc. (“Steadfast Holdings”), an affiliate of the Company, assigned to STAR Bella Terra the Purchase and Sale Agreement, dated as of March 19, 2015, as amended, for the purchase of the Bella Terra Property.
STAR Bella Terra acquired the Bella Terra Property for an aggregate purchase price of $37,600,000, exclusive of closing costs. STAR Bella Terra financed the payment of the purchase price for the Bella Terra Property with a combination of (1) proceeds from the Company’s ongoing public offering and (2) a loan in the aggregate principal amount of $26,320,000 (the “BT Loan”) from PNC Bank, National Association (“PNC”), pursuant to the requirements of the Fannie Mae Structured ARM Conventional product line, as evidenced by the Multifamily Loan and Security Agreement (the “BT Loan Agreement”) and the Multifamily Note (the “BT Note” and, together with the BT Loan Agreement, the BT Mortgage, BT Guaranty and BT Environmental Indemnity, each described below, the “BT Loan Documents”). For additional information on the terms of the BT Loan and BT Loan Documents, see Item 2.03 below.
The Bella Terra Property was constructed in 1980 and consists of 15 two- and three-story garden-style buildings and a clubhouse/leasing office situated on an approximately 10.6-acre site. The Bella Terra Property is comprised of 64 studio apartment homes, 72 one-bedroom apartment homes and 168 two-bedroom apartment homes that average 676 square feet with an average monthly rent of $917 as of June 11, 2015. Apartment amenities at the Bella Terra Property include wood-burning fireplaces, spacious walk-in closets and balconies/patios. In addition, select units include washers and dryers and vaulted ceilings. Property amenities at the Bella Terra Property include a clubhouse, a fitness center, a business center, a swimming pool with a spa, a picnic area with private barbecue stations, a playground and a basketball court. As of June 11, 2015, the Bella Terra Property was approximately 98% occupied.
An acquisition fee of approximately $393,000 was earned by Steadfast Apartment Advisor, LLC (the “Advisor”) in connection with the acquisition of the Bella Terra Property. A loan coordination fee of approximately $263,200 was earned by the Advisor in connection with the financing of the Bella Terra Property.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and incorporated herein by reference.
Acquisition of the Hearthstone Property
On the Hearthstone Closing Date, the Company, through STAR Hearthstone, LLC (“STAR Hearthstone”), an indirect wholly-owned subsidiary of the Company, acquired from the Seller a fee simple interest in the Hearthstone Property. On the Hearthstone Closing Date, Steadfast Holdings assigned to STAR Hearthstone the Purchase and Sale Agreement, dated March 19, 2015, as amended, for the purchase of the Hearthstone Property.

STAR Hearthstone acquired the Hearthstone Property for an aggregate purchase price of $53,400,000, exclusive of closing costs. STAR Hearthstone financed the payment of the purchase price for the Hearthstone Property with a combination of (1) proceeds from the Company’s ongoing public offering and (2) a loan in the aggregate principal amount of $37,380,000 (the “Hearthstone Loan”) from PNC, pursuant to the requirements of the Fannie Mae Structured ARM Conventional product line, as evidenced by the Multifamily Loan and Security Agreement (the “Hearthstone Loan Agreement”) and the Multifamily Note (the “Hearthstone Note” and, together with the Hearthstone Loan Agreement, the Hearthstone Mortgage, the Hearthstone Guaranty and the Hearthstone Environmental Indemnity, each described below, the “Hearthstone Loan Documents”). For additional information on the terms of the Hearthstone Loan and Hearthstone Loan Documents, see Item 2.03 below.
The Hearthstone Property was constructed in 1984 and consists of 39 one- and two-story garden-style buildings and a clubhouse/leasing office situated on an approximately 18.2-acre site. The Hearthstone Property is comprised of 168 one-bedroom apartment homes, 164 two-bedroom apartment homes and 28 three-bedroom apartment homes that average 874 square feet with an average monthly rent of $1,038 as of June 24, 2015. Apartment amenities at the Hearthstone Property include spacious walk-in closets, balconies/patios and extra storage. In addition, select units include washers and dryers and fireplaces. Property amenities at the Hearthstone Property include a swimming pool, a playground, a fitness center, a basketball court and a business center. As of June 24, 2015, the Hearthstone Property was approximately 97.8% occupied.
An acquisition fee of approximately $558,000 was earned by the Advisor in connection with the acquisition of the Hearthstone Property. A loan coordination fee of approximately $373,800 was earned by the Advisor in connection with the financing of the Hearthstone Property.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.16, 10.17, 10.18, 10.19, 10.20, 10.21 and 10.22 to this Current Report on Form 8-K and incorporated herein by reference.
Property Management
Management of the Bella Terra Property
On the BT Closing Date, STAR Bella Terra and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, entered into a Property Management Agreement (the “BT Management Agreement”), pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the Bella Terra Property. Pursuant to the BT Management Agreement, STAR Bella Terra is to pay Steadfast Management a monthly management fee in an amount equal to 3% of the Bella Terra Property’s gross collections (as defined in the BT Management Agreement) for such month. The BT Management Agreement has an initial term that expires on June 11, 2016, and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the BT Management Agreement. STAR Bella Terra may terminate the BT Management Agreement at any time upon 30 days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the BT Management Agreement due to a material breach of the other party’s obligations under the BT Management Agreement that remains uncured for 30 days after notification of such breach.
On the BT Closing Date, STAR Bella Terra also entered into a Construction Management Services Agreement (the “BT Construction Services Agreement”) with Pacific Coast Land & Construction, Inc. (“PCL”), an affiliate of the Advisor. Pursuant to the BT Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations to be undertaken from time to time at the Bella Terra Property, for which it will be paid a construction management fee in an amount equal to 8% of the total cost of the improvements and renovations. The BT Construction Services Agreement may be terminated by either party with 30 days prior written notice to the other party.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.8 and 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Management of the Hearthstone Property
On the Hearthstone Closing Date, STAR Hearthstone and Steadfast Management entered into a Property Management Agreement (the “Hearthstone Management Agreement”), pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the Hearthstone Property. Pursuant to the Hearthstone Management Agreement, STAR Hearthstone is to pay Steadfast Management a monthly management fee in an amount equal to 3% of the Hearthstone Property’s gross collections (as defined in the Hearthstone Management Agreement) for such month. The Hearthstone Management Agreement has an initial term that expires on June 25, 2016, and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the Hearthstone Management Agreement. STAR Hearthstone may terminate the Hearthstone Management Agreement at any time upon 30 days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Hearthstone Management Agreement due to a material breach of the other party’s obligations under the Hearthstone Management Agreement that remains uncured for 30 days after notification of such breach.
On the Hearthstone Closing Date, STAR Hearthstone also entered into a Construction Management Services Agreement (the “Hearthstone Construction Services Agreement”) with PCL. Pursuant to the Hearthstone Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations to be undertaken from time to time at the Hearthstone Property, for which it will be paid a construction management fee in an amount equal to 8% of the total cost of the improvements and renovations. The Hearthstone Construction Services Agreement may be terminated by either party with 30 days prior written notice to the other party.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.23 and 10.24 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Property Loans
Bella Terra Property Loan
In connection with the acquisition of the Bella Terra Property, STAR Bella Terra borrowed $26,320,000 from PNC pursuant to the BT Note. The BT Loan has a 120-month term with a maturity date of July 1, 2025 (the “BT Maturity Date”). STAR Bella Terra paid a loan origination fee of $197,400 to PNC in connection with the BT Loan.
Interest on the outstanding principal balance of the BT Loan accrues at an initial rate of 2.655%, and an interest payment of $60,174 is due and payable on August 1, 2015. Beginning August 1, 2015 and continuing until the BT Maturity Date, a monthly interest payment on the outstanding principal balance of the BT Loan that accrues at the one-month London Interbank Offered Rate (LIBOR) plus 2.47%, as further described in the BT Loan Agreement, is due and payable on the first date of each month. In addition, beginning on August 1, 2021 and continuing until the BT Maturity Date, a monthly payment of principal in the amount of $34,683 is due and payable on the first date of each month. The entire outstanding principal balance and any accrued and unpaid interest on the BT Loan is due and payable in full on the BT Maturity Date.
STAR Bella Terra may voluntarily prepay all of the unpaid principal balance of the BT Loan and all accrued interest thereon and other sums due to PNC under the BT Loan Documents following the first year of the BT Loan, provided that STAR Bella Terra provides PNC with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the BT Loan Agreement.
The performance of the obligations of STAR Bella Terra under the BT Loan is secured by a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing with respect to the Bella Terra Property (the “BT Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, STAR Bella Terra assigned all of its rights under the BT Management Agreement to PNC upon an event of default under any of the BT Loan Documents.
In connection with the acquisition of the Bella Terra Property, STAR Bella Terra also entered into an Environmental Indemnity Agreement (the “BT Environmental Indemnity”), pursuant to which STAR Bella Terra agreed to indemnify, defend and hold harmless PNC and certain other parties identified in the BT Environmental Indemnity, from and against any actions, damages, claims or other proceedings that PNC or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances on or under the Bella Terra Property or any other property from which hazardous materials derived or allegedly derived from the Bella Terra Property, (2) any actual or alleged violation of any environmental laws applicable to the Bella Terra Property, (3) any breach of any representation or warranty made in the BT Environmental Indemnity by STAR Bella Terra, (4) any failure by STAR Bella Terra to perform any of its obligations under the BT Environmental Indemnity, (5) any remedial work as defined in the BT Environmental Indemnity or (6) the existence or alleged existence of any prohibited activity or condition as defined in the BT Environmental Indemnity.
The Company entered into a Guaranty of Non-Recourse Obligations (the “BT Guaranty”) in connection with the BT Loan. The Company absolutely, unconditionally and irrevocably guarantees to PNC the full and prompt payment and performance when due of all amounts for which STAR Bella Terra is personally liable under the BT Loan Documents, in addition to all costs and expenses incurred by PNC in enforcing such BT Guaranty.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.10, 10.11, 10.12, 10.13, 10.14 and 10.15 to this Current Report on Form 8-K and incorporated herein by reference.
Hearthstone Property Loan
In connection with the acquisition of the Hearthstone Property, STAR Hearthstone borrowed $37,380,000 from PNC pursuant to the Hearthstone Note. The Hearthstone Loan has a 120-month term with a maturity date of July 1, 2025 (the “Hearthstone Maturity Date”). STAR Hearthstone paid a loan origination fee of $242,970 to PNC in connection with the Hearthstone Loan.

Interest on the outstanding principal balance of the Hearthstone Loan accrues at an initial rate of 2.667%, and an interest payment of $85,846 is due and payable on August 1, 2015. Beginning August 1, 2015 and continuing until the Hearthstone Maturity Date, a monthly interest payment on the outstanding principal balance of the Hearthstone Loan that accrues at the one-month LIBOR plus 2.48%, as further described in the Hearthstone Loan Agreement, is due and payable on the first date of each month. In addition, beginning on August 1, 2019 and continuing until the Hearthstone Maturity Date, a monthly payment of principal in the amount of $52,232 is due and payable on the first date of each month. The entire outstanding principal balance and any accrued and unpaid interest on the Hearthstone Loan is due and payable in full on the Hearthstone Maturity Date.
STAR Hearthstone may voluntarily prepay all of the unpaid principal balance of the Hearthstone Loan and all accrued interest thereon and other sums due to PNC under the Hearthstone Loan Documents following the first year of the Hearthstone Loan, provided that STAR Hearthstone provides PNC with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Hearthstone Loan Agreement.
The performance of the obligations of STAR Hearthstone under the Hearthstone Loan is secured by a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing with respect to the Hearthstone Property (the “Hearthstone Mortgage”). Additionally, pursuant to an Assignment of Management Agreement, STAR Hearthstone assigned all of its rights under the Hearthstone Management Agreement to PNC upon an event of default under any of the Hearthstone Loan Documents.
In connection with the acquisition of the Hearthstone Property, STAR Hearthstone also entered into an Environmental Indemnity Agreement (the “Hearthstone Environmental Indemnity”), pursuant to which STAR Hearthstone agreed to indemnify, defend and hold harmless PNC and certain other parties identified in the Hearthstone Environmental Indemnity, from and against any actions, damages, claims or other proceedings that PNC or such other parties may suffer or incur as a result of, among other things, (1) the actual or alleged presence of certain hazardous substances on or under the Hearthstone Property or any other property from which hazardous materials derived or allegedly derived from the Hearthstone Property, (2) any actual or alleged violation of any environmental laws applicable to the Hearthstone Property, (3) any breach of any representation or warranty made in the Hearthstone Environmental Indemnity by STAR Hearthstone, (4) any failure by STAR Hearthstone to perform any of its obligations under the Hearthstone Environmental Indemnity, (5) any remedial work as defined in the Hearthstone Environmental Indemnity or (6) the existence or alleged existence of any prohibited activity or condition as defined in the Hearthstone Environmental Indemnity.
The Company entered into a Guaranty of Non-Recourse Obligations (the “Hearthstone Guaranty”) in connection with the Hearthstone Loan. The Company absolutely, unconditionally and irrevocably guarantees to PNC the full and prompt payment and performance when due of all amounts for which STAR Hearthstone is personally liable under the Hearthstone Loan Documents, in addition to all costs and expenses incurred by PNC in enforcing such Hearthstone Guaranty.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.25, 10.26, 10.27, 10.28, 10.29 and 10.30 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On July 1, 2015, the Company distributed a press release announcing the completion of the acquisitions of the Bella Terra Property and the Hearthstone Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of March 19, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Countryside LLC and Fidelity National Title Insurance Company, in its capacity as the escrow holder

10.2	First Amendment to Purchase and Sale Agreement, effective as of April 20, 2015 by and between Steadfast Asset Holdings, Inc. and GPP Countryside LLC

10.3	Second Amendment to Purchase and Sale Agreement, effective as of April 30, 2015 by and between Steadfast Asset Holdings, Inc. and GPP Countryside LLC

10.4	Third Amendment to Purchase and Sale Agreement, effective as of May 1, 2015 by and between Steadfast Asset Holdings, Inc. and GPP Countryside LLC

10.5	Fourth Amendment to Purchase and Sale Agreement, effective as of May 8, 2015 by and between Steadfast Asset Holdings, Inc. and GPP Countryside LLC

10.6	Fifth Amendment to Purchase and Sale Agreement, effective as of May 15, 2015 by and between Steadfast Asset Holdings, Inc. and GPP Countryside LLC

10.7	Assignment and Assumption of Purchase Agreement and Insurance Agreement, dated as of June 11, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Bella Terra, LLC

10.8	Property Management Agreement, made and entered into as of June 11, 2015, by and between Steadfast Management Company, Inc. and STAR Bella Terra, LLC

10.9	Construction Management Services Agreement entered into as of June 11, 2015, by and between STAR Bella Terra, LLC and Pacific Coast Land & Construction, Inc.

10.10	Multifamily Note, effective as of June 11, 2015, by STAR Bella Terra, LLC in favor of PNC Bank, National Association

10.11	Multifamily Loan and Security Agreement, dated as of June 11, 2015, by and between STAR Bella Terra, LLC and PNC Bank, National Association

10.12	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 11, 2015, by STAR Bella Terra, LLC for the benefit of PNC Bank, National Association

10.13	Guaranty of Non-Recourse Obligations, dated as of June 11, 2015, by Steadfast Apartment REIT, Inc. to and for the benefit of PNC Bank, National Association

10.14	Environmental Indemnity Agreement, dated as of June 11, 2015, by STAR Bella Terra, LLC to and for the benefit of PNC Bank, National Association

10.15	Assignment of Management Agreement, dated as of June 11, 2015, by and among STAR Bella Terra, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.16
Purchase and Sale Agreement, dated as of March 19, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Stonebrook LLC and Fidelity National Title Insurance Company, in its capacity as the escrow holder

10.17	First Amendment to Purchase and Sale Agreement, effective as of April 20, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Stonebrook LLC

10.18	Second Amendment to Purchase and Sale Agreement, effective as of April 30, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Stonebrook LLC

10.19	Third Amendment to Purchase and Sale Agreement, effective as of May 1, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Stonebrook LLC

10.20	Fourth Amendment to Purchase and Sale Agreement, effective as of May 8, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Stonebrook LLC

10.21	Fifth Amendment to Purchase and Sale Agreement, effective as of May 15, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Stonebrook LLC

10.22	Assignment and Assumption of Purchase Agreement and Insurance Agreement, dated as of June 25, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Hearthstone, LLC

10.23	Property Management Agreement, made and entered into as of June 25, 2015, by and between Steadfast Management Company, Inc. and STAR Hearthstone, LLC

10.24	Construction Management Services Agreement entered into as of June 25, 2015, by and between STAR Hearthstone, LLC and Pacific Coast Land & Construction, Inc.

10.25	Multifamily Note, effective as of June 25, 2015, by STAR Hearthstone, LLC in favor of PNC Bank, National Association

10.26	Multifamily Loan and Security Agreement, dated as of June 25, 2015, by and between STAR Hearthstone, LLC and PNC Bank, National Association

10.27	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 25, 2015, by STAR Hearthstone LLC for the benefit of PNC Bank, National Association

10.28	Guaranty of Non-Recourse Obligations, dated as of June 25, 2015, by Steadfast Apartment REIT, Inc. to and for the benefit of PNC Bank, National Association

10.29	Environmental Indemnity Agreement, dated as of June 25, 2015, by STAR Hearthstone, LLC to and for the benefit of PNC Bank, National Association

10.30	Assignment of Management Agreement, dated as of June 25, 2015, by and among STAR Hearthstone, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

99.1	Press release, dated July 1, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	July 1, 2015	By:	/s/ Ella S. Neyland
Ella S. Neyland
President

EXHIBIT INDEX

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of March 19, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Countryside LLC and Fidelity National Title Insurance Company, in its capacity as the escrow holder

10.2	First Amendment to Purchase and Sale Agreement, effective as of April 20, 2015 by and between Steadfast Asset Holdings, Inc. and GPP Countryside LLC

10.3	Second Amendment to Purchase and Sale Agreement, effective as of April 30, 2015 by and between Steadfast Asset Holdings, Inc. and GPP Countryside LLC

10.4	Third Amendment to Purchase and Sale Agreement, effective as of May 1, 2015 by and between Steadfast Asset Holdings, Inc. and GPP Countryside LLC

10.5	Fourth Amendment to Purchase and Sale Agreement, effective as of May 8, 2015 by and between Steadfast Asset Holdings, Inc. and GPP Countryside LLC

10.6	Fifth Amendment to Purchase and Sale Agreement, effective as of May 15, 2015 by and between Steadfast Asset Holdings, Inc. and GPP Countryside LLC

10.7	Assignment and Assumption of Purchase Agreement and Insurance Agreement, dated as of June 11, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Bella Terra, LLC

10.8	Property Management Agreement, made and entered into as of June 11, 2015, by and between Steadfast Management Company, Inc. and STAR Bella Terra, LLC

10.9	Construction Management Services Agreement entered into as of June 11, 2015, by and between STAR Bella Terra, LLC and Pacific Coast Land & Construction, Inc.

10.10	Multifamily Note, effective as of June 11, 2015, by STAR Bella Terra, LLC in favor of PNC Bank, National Association

10.11	Multifamily Loan and Security Agreement, dated as of June 11, 2015, by and between STAR Bella Terra, LLC and PNC Bank, National Association

10.12	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 11, 2015, by STAR Bella Terra, LLC for the benefit of PNC Bank, National Association

10.13	Guaranty of Non-Recourse Obligations, dated as of June 11, 2015, by Steadfast Apartment REIT, Inc. to and for the benefit of PNC Bank, National Association

10.14	Environmental Indemnity Agreement, dated as of June 11, 2015, by STAR Bella Terra, LLC to and for the benefit of PNC Bank, National Association

10.15	Assignment of Management Agreement, dated as of June 11, 2015, by and among STAR Bella Terra, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.16
Purchase and Sale Agreement, dated as of March 19, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Stonebrook LLC and Fidelity National Title Insurance Company, in its capacity as the escrow holder

10.17	First Amendment to Purchase and Sale Agreement, effective as of April 20, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Stonebrook LLC

10.18	Second Amendment to Purchase and Sale Agreement, effective as of April 30, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Stonebrook LLC

10.19	Third Amendment to Purchase and Sale Agreement, effective as of May 1, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Stonebrook LLC

10.20	Fourth Amendment to Purchase and Sale Agreement, effective as of May 8, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Stonebrook LLC

10.21	Fifth Amendment to Purchase and Sale Agreement, effective as of May 15, 2015, by and between Steadfast Asset Holdings, Inc. and GPP Stonebrook LLC

10.22	Assignment and Assumption of Purchase Agreement and Insurance Agreement, dated as of June 25, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Hearthstone, LLC

10.23	Property Management Agreement, made and entered into as of June 25, 2015, by and between Steadfast Management Company, Inc. and STAR Hearthstone, LLC

10.24	Construction Management Services Agreement entered into as of June 25, 2015, by and between STAR Hearthstone, LLC and Pacific Coast Land & Construction, Inc.

10.25	Multifamily Note, effective as of June 25, 2015, by STAR Hearthstone, LLC in favor of PNC Bank, National Association

10.26	Multifamily Loan and Security Agreement, dated as of June 25, 2015, by and between STAR Hearthstone, LLC and PNC Bank, National Association

10.27	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 25, 2015, by STAR Hearthstone LLC for the benefit of PNC Bank, National Association

10.28	Guaranty of Non-Recourse Obligations, dated as of June 25, 2015, by Steadfast Apartment REIT, Inc. to and for the benefit of PNC Bank, National Association

10.29	Environmental Indemnity Agreement, dated as of June 25, 2015, by STAR Hearthstone, LLC to and for the benefit of PNC Bank, National Association

10.30	Assignment of Management Agreement, dated as of June 25, 2015, by and among STAR Hearthstone, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

99.1	Press release, dated July 1, 2015